UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2013

Smartmetric, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54853 (Commission File Number)	05-0543557 (I.R.S. Employer Identification No.)

101 Convention Center Drive Las Vegas, NV 89109 (Address of principal executive offices) (zip code)

(305) 495-7190 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On March 8, 2013, Smartmetric, Inc. (the “Company”) issued a press release providing a summary of its investor conference call held on March 4, 2013 in New York, New York. A replay of the conference call will be available on the Company’s website at www.smartmetric.com under "white papers" or through the following link: http://www.smartmetric.us/smartmetric/mp3/34315710_03-04-2013.mp3.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

99.1	Press Release, dated March 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2013	SMARTMETRIC, INC.

By: /s/ C. Hendrick
Name: C. Hendrick
Title: Chief Executive Officer